UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-03657

DWS State Tax-Free Income Series
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	3/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

MARCH 31, 2013 Annual Report to Shareholders

DWS Massachusetts Tax-Free Fund

Contents
4 Letter to Shareholders
5 Portfolio Management Review
10 Performance Summary
12 Investment Portfolio
21 Statement of Assets and Liabilities
23 Statement of Operations
24 Statement of Cash Flows
25 Statement of Changes in Net Assets
26 Financial Highlights
30 Notes to Financial Statements
41 Report of Independent Registered Public Accounting Firm
42 Information About Your Fund's Expenses
43 Tax Information
44 Summary of Management Fee Evaluation by Independent Fee Consultant
48 Board Members and Officers
53 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Although the fund seeks income that is exempt from Massachusetts and federal income taxes, a portion of the fund's distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

As the U.S. and global economies regain their footing, economists are cautiously looking to a less erratic year for the financial markets in 2013. In the U.S. specifically, positive trends in areas such as housing starts and job creation suggest ongoing recovery, albeit at a relatively mild pace. Supporting this view, Larry Adam, Deutsche Asset & Wealth Management's Chief Investment Strategist for Wealth Management, cites the potential for increased bank lending, a rise in business spending, and improved consumer confidence as underlying forces that may act as catalysts for continued positive growth.

Still, critical issues are yet to be resolved. As Washington wrangles with debt concerns, spending, and monetary and fiscal policy, a fair amount of uncertainty lingers. Despite gains in the broad stock market, sluggish growth and historically low interest rates continue to pose a challenge to investors seeking a strategy for growth or retirement income.

Against this backdrop, what can you do? First, stay focused. Second-guessing investment decisions based on headlines, short-term market fluctuations or emotion is never a reliable strategy. Next, make a point of checking your asset allocation every year or so. Objectives may change over time, and periods of market volatility can shift a portfolio away from your established target allocation. Finally, remember that the investment professionals who manage your DWS fund bring a wealth of experience over a variety of market cycles, along with access to a broad network of research and analytical resources.

At Deutsche Asset & Wealth Management we embrace the concept of discipline and the value of maintaining a long-term view. We urge you to do the same.

Best regards,
Douglas Beck, CFA President, DWS Funds

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 11 for more complete performance information.

DWS Massachusetts Tax-Free Fund posted a return for the period of 5.06%. This return compares to 5.25% for the fund's benchmark, the Barclays Municipal Bond Index. The average fund in the Morningstar Municipal Massachusetts Funds category returned 4.71% for the period. The taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index, returned 3.77% for the same period.

Municipal Bonds: The DWS Approach
The fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer's taxing power. In addition, securities held may include revenue bonds, for which principal and interest are secured by revenues from tolls, rents or other fees gained from the facility that was built with the bond issue proceeds.
The fund's management team seeks to hold municipal bonds that appear to offer the best opportunity to meet the fund's objective of earning tax-exempt income. A number of factors influence the performance of municipal bonds. These include supply and demand for the asset class, the direction of overall interest rates, and the perceived credit risk associated with an individual municipal issuer. In selecting securities, the managers weigh the impact of the economic outlook and potential interest rate movements on municipal bonds with differing coupons, maturities and call dates. In addition, supply and demand factors may favor one segment of the municipal market over another. Finally, the managers may seek to take advantage if they believe the municipal yield curve presents an opportunity to gain incremental income with limited additional interest rate risk.

Interest rates began the period ending March 31, 2013 at extraordinarily low levels and finished the period even lower. The U.S. Federal Reserve Board (the Fed) kept short-term rates anchored near zero for the 12 months, and announced its intention to do so through mid-2015 absent substantial improvement in employment. Longer-term U.S. Treasury rates declined for the full period ending March 31, 2013, although they responded along the way to headlines surrounding the sovereign debt crisis in Europe and the stream of U.S. economic data and developments in the political stalemate over the U.S. budget. For much of the period, demand for municipal bonds overall continued to benefit from their attractive valuations relative to U.S. Treasuries. The favorable supply/demand backdrop eased, along with municipal performance late in the period as issuance picked up and retail investors found the historically low yields on offer unappealing.

Municipal Bond Yield Curve (as of 3/31/12 and 3/31/13)

Source: Municipal Market Data

Chart is for illustrative purposes only and does not represent any DWS Investments product.

For AAA-rated municipal bonds, yields on two-year issues fell by 5 basis points from 0.36% to 0.31%, while the 30-year yield fell 30 basis points from 3.39% to 3.09%, resulting in a yield curve flattening of 25 basis points between two and 30 years. (100 basis points equal one percentage point. See the accompanying graph for a depiction of municipal bond yield changes between the beginning and end of the period.) In this environment, the best performance was generally among longer maturities. Credit spreads — the yield differential provided by lower-quality issues vs. AAA-rated issues — generally narrowed for the 12 months ended March 31, 2013 as the U.S. economy showed continued signs of strengthening and investors sought the additional yield offered by lower-rated securities in an environment of very low interest rates.

Positive and Negative Contributors to Performance

In an attempt to maintain a duration-neutral stance, the fund's relative exposure was shifted to shorter and longer maturities to reflect our view of where we believe the best return opportunities lie. In this vein, throughout the year we sought to add longer-term bonds given the opportunities for incremental income offered by a relatively steep yield curve, while being careful to maintain strong portfolio diversification across sectors. This effort to add interest rate exposure helped relative performance as yields declined and prices increased the most on longer-term bonds.

While the Massachusetts market is relatively high quality overall, we continued to seek opportunities to add credit exposure to the portfolio where we saw value. A substantial weighting to issues in the A/BBB quality range, such as higher education, health care and transportation bonds, added to returns as credit spreads generally narrowed over the period.

Outlook and Positioning

While municipal yields remain low by historical standards, they are attractive relative to U.S. Treasuries. At the end of March 2013, the 10-year municipal yield of 1.91% was 103.2% of the 1.85% yield on comparable-maturity U.S. Treasuries, as compared to a ratio of 95.5% twelve months earlier. Despite recent flattening, the municipal yield curve remains reasonably steep and we are continuing to look to add exposure to bonds in the 20-to-25-year maturity range, emphasizing higher-rate coupons that should provide favorable risk/reward characteristics in the event that interest rates rise.

"We believe the Massachusetts economy continues to be on a stronger course than the average nationally."

The national economic backdrop continues to show gradual improvement, and many state and local governments have continued to show progress in stabilizing their finances. Nonetheless, there remain troubled pockets and significant uncertainties with respect to the ongoing U.S. budget negotiations as well as Europe's sovereign debt crisis. As a result, we believe the expertise we bring to researching municipal sectors and individual issues continues to be of critical importance.

As with other states, Massachusetts faces challenges in meeting funding needs for essential services and infrastructure. However, the fiscal health of Massachusetts remains sound. In March 2013, Standard & Poor's Corporation affirmed the Commonwealth's general obligation bond rating of AA+ with a stable outlook, and Moody's Investors Service, Inc. affirmed the Commonwealth's rating of Aa1 with a stable outlook. We believe the Massachusetts economy continues to be on a stronger course than the average nationally and the outlook for the Commonwealth's debt is stable.

Portfolio Management Team

Philip G. Condon, Managing Director

Co-Lead Portfolio Manager of the fund. Joined the fund in 1989.

• Head of U.S. Retail Fixed Income Funds.

• Joined Deutsche Asset & Wealth Management in 1983.

• Over 35 years of investment industry experience.

• BA and MBA, University of Massachusetts at Amherst.

Rebecca L. Flinn, Director

Co-Lead Portfolio Manager of the fund. Joined the fund in 1999.

• Joined Deutsche Asset & Wealth Management in 1986.

• Over 25 years of investment industry experience.

• BA, University of Redlands, California.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Municipal Bond Index covers the US dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.

The Morningstar Municipal Massachusetts Funds category consists of funds that primarily invest in the one specific state (Massachusetts). These funds must have at least 80 percent of their assets invested in municipal bonds from that state. The category includes long-, intermediate- and short-duration bond funds.

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Credit quality is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. The fund's credit quality does not remove market risk and is subject to change.

Sovereign debt is debt that is issued by a national government.

Performance Summary March 31, 2013 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/13
Unadjusted for Sales Charge	5.06%	5.78%	4.68%
Adjusted for the Maximum Sales Charge (max 2.75% load)	2.17%	5.19%	4.39%
Barclays Municipal Bond Index†	5.25%	6.10%	5.01%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/13
Unadjusted for Sales Charge	4.19%	4.97%	3.88%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	1.19%	4.81%	3.88%
Barclays Municipal Bond Index†	5.25%	6.10%	5.01%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/13
Unadjusted for Sales Charge	4.28%	4.99%	3.89%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	4.28%	4.99%	3.89%
Barclays Municipal Bond Index†	5.25%	6.10%	5.01%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 3/31/13
No Sales Charges	5.31%	6.01%	4.92%
Barclays Municipal Bond Index†	5.25%	6.10%	5.01%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated August 1, 2012 are 1.01%, 1.75%, 1.78% and 0.83% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays Municipal Bond Index covers the U.S.-dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds.
	Class A	Class B	Class C	Class S
Net Asset Value
3/31/13	$15.08	$15.07	$15.08	$15.08
3/31/12	$14.87	$14.87	$14.87	$14.87
Distribution Information as of 3/31/13
Income Dividends, Twelve Months	$.54	$.42	$.42	$.57
March Income Dividend	$.0420	$.0320	$.0324	$.0452
SEC 30-day Yield††	1.66%	0.93%	0.96%	1.95%
Tax Equivalent Yield††	2.70%	1.51%	1.56%	3.17%
Current Annualized Distribution Rate††	3.34%	2.55%	2.58%	3.60%

†† The SEC yield is net investment income per share earned over the month ended March 31, 2013, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.50%, 0.91%, 0.87% and 1.86% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 38.41% (combined Massachusetts state and federal income tax rate). The current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2013. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.18%, 2.53%, 2.49% and 3.51% for Class A, B, C and S shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed, and will fluctuate.

Investment Portfolio as of March 31, 2013
	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 88.8%
Massachusetts 83.1%
Boston, MA, General Obligation:
Series D, 4.0%, 10/1/2025	1,575,000	1,813,392
Series A, 4.0%, 4/1/2028	3,435,000	3,782,759
Series A, 4.0%, 3/1/2029	2,500,000	2,752,650
Series A, 4.75%, 4/1/2029	3,900,000	4,367,103
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project:
AMT, 6.5%, 9/1/2035	1,895,000	1,483,235
AMT, 8.0%, 9/1/2035*	960,000	327,302
Boston, MA, Metropolitan Transit Parking Corp., System Wide Parking Revenue, 5.25%, 7/1/2036	2,720,000	3,107,926
Boston, MA, Water & Sewer Commission:
Series A, 4.0%, 11/1/2027	3,170,000	3,492,738
Series A, 5.0%, 11/1/2030	500,000	592,185
Boston, MA, Water & Sewer Commission Revenue:
Series A, 5.0%, 11/1/2025	2,000,000	2,347,740
Series A, 5.0%, 11/1/2030	1,270,000	1,478,166
Braintree, MA, General Obligation, Municipal Purpose Loan:
5.0%, 5/15/2026	7,645,000	8,884,254
5.0%, 5/15/2027	2,295,000	2,653,181
Chicopee, MA, Electrical Systems, ETM, 7.125%, 1/1/2017	520,000	595,010
Massachusetts, Airport Revenue, USAir Private Jet, Series A, AMT, 5.75%, 9/1/2016, INS: NATL	820,000	822,017
Massachusetts, Bay Transportation Authority Revenue:
Series A, 5.25%, 7/1/2025	2,960,000	3,796,703
Series A, 5.25%, 7/1/2034	1,700,000	1,959,267
Series B, 6.2%, 3/1/2016	2,190,000	2,377,354
Massachusetts, Bay Transportation Authority, Sales Tax Revenue:
Series A-2, Zero Coupon, 7/1/2027	21,090,000	11,682,173
Series C, ETM, 5.0%, 7/1/2015	190,000	210,106
Series C, ETM, 5.0%, 7/1/2016	75,000	86,039
Series B, 5.0%, 7/1/2035	3,970,000	4,546,920
Series A, 5.25%, 7/1/2021	2,000,000	2,549,260
Series C, ETM, 5.5%, 7/1/2017	165,000	198,863
Massachusetts, Higher Education Revenue, Building Authority, University of Massachusetts, ETM, 6.875%, 5/1/2014	895,000	928,088
Massachusetts, Hospital & Healthcare Revenue, Health & Educational Facilities Authority, Milford-Whitinsville Regional, Series C, 5.75%, 7/15/2013	330,000	330,898
Massachusetts, Industrial Development Revenue, Development Finance Agency, Series A, 7.1%, 7/1/2032	3,440,000	3,441,686
Massachusetts, Project Revenue, Health & Educational Facilities Authority, Jordan Hospital, Series E, 6.75%, 10/1/2033	5,000,000	5,059,650
Massachusetts, Sales & Special Tax Revenue, Federal Highway Grant, Series A, ETM, Zero Coupon, 12/15/2014	3,000,000	2,982,480
Massachusetts, Special Obligation Consolidated Loan, Series A, 5.5%, 6/1/2016, INS: FGIC, NATL	2,600,000	3,001,206
Massachusetts, State College Building Authority, Series A, 5.0%, 5/1/2036	2,250,000	2,573,910
Massachusetts, State College Building Authority Project Revenue:
Series A, Prerefunded, 5.0%, 5/1/2031, INS: AMBAC	2,630,000	2,990,178
Series A, 5.5%, 5/1/2039	5,730,000	6,687,827
Massachusetts, State College Building Authority Revenue, Series B, 5.0%, 5/1/2043	2,000,000	2,259,260
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Series B, 5.0%, 1/1/2032	14,400,000	16,051,392
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Contract Assistance:
Series A4, 0.12%**, 1/1/2039, SPA: Barclays Bank PLC	8,500,000	8,500,000
Series B, 5.0%, 1/1/2035	4,500,000	5,065,425
Massachusetts, State Development Finance Agency Revenue, Bentley University, 5.0%, 7/1/2028	2,250,000	2,472,885
Massachusetts, State Development Finance Agency Revenue, Berkshire Health System, Series G, 5.0%, 10/1/2029	1,000,000	1,109,160
Massachusetts, State Development Finance Agency Revenue, Boston College:
Series P, 5.0%, 7/1/2022	1,500,000	1,732,875
Series Q-1, 5.0%, 7/1/2029	1,000,000	1,141,790
Series R-1, 5.0%, 7/1/2031	3,000,000	3,433,830
Massachusetts, State Development Finance Agency Revenue, Boston University, Series V-1, 5.0%, 10/1/2029	3,400,000	3,787,634
Massachusetts, State Development Finance Agency Revenue, Carleton-Willard Village, 5.625%, 12/1/2030	500,000	548,845
Massachusetts, State Development Finance Agency Revenue, Clark University, 0.1%**, 10/1/2038, LOC: TD Bank NA	4,290,000	4,290,000
Massachusetts, State Development Finance Agency Revenue, College of the Holy Cross, Series B, 5.0%, 9/1/2026	1,500,000	1,767,390
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility:
Series B, 11/15/2056*	327,629	2,254
Series A-2, 5.5%, 11/15/2046	65,870	51,888
Series A-1, 6.25%, 11/15/2026	1,235,770	1,175,872
Massachusetts, State Development Finance Agency Revenue, Northern Berkshire Healthcare:
Series B, 144A, 2/15/2043*	148,035	14,800
Series C, 144A, 2/15/2043*	230,740	0
Series A, 144A, 6.0%, 2/15/2043	191,125	162,282
Massachusetts, State Development Finance Agency Revenue, Partners Healthcare System, Inc.:
Series K-1, 0.12%**, 7/1/2046, SPA: Wells Fargo Bank NA	2,500,000	2,500,000
Series L, 5.0%, 7/1/2036	500,000	556,965
Series L, 5.0%, 7/1/2041	2,000,000	2,220,260
Massachusetts, State Development Finance Agency Revenue, Solid Waste Disposal, Dominion Energy Brayton, Series 1, 5.75%, Mandatory Put 5/19/2019 @ 100, 12/1/2042	1,000,000	1,213,470
Massachusetts, State Development Finance Agency Revenue, Wellesley College, Series J, 5.0%, 7/1/2042	3,500,000	3,999,695
Massachusetts, State Development Finance Agency Revenue, Wheelock College, Series C, 5.25%, 10/1/2029	8,620,000	9,144,355
Massachusetts, State Development Finance Agency Revenue, Worcester Polytechnic Institute:
5.0%, 9/1/2040	3,500,000	3,815,490
5.0%, 9/1/2045	2,000,000	2,170,780
Massachusetts, State General Obligation:
Series B, 0.11%**, 8/1/2015, SPA: JPMorgan Chase Bank NA	2,320,000	2,320,000
Series A, 0.66%***, 11/1/2018	5,000,000	5,054,150
Series A, 5.0%, 3/1/2034	5,000,000	5,711,550
Series D, 5.5%, 11/1/2019	4,325,000	5,481,418
Massachusetts, State Health & Educational Facilities Authority Revenue, Berklee College of Music:
Series A, 5.0%, 10/1/2023	3,385,000	3,874,945
Series A, 5.0%, 10/1/2037	9,860,000	10,799,855
Massachusetts, State Health & Educational Facilities Authority Revenue, CareGroup Healthcare System:
Series E-1, 5.125%, 7/1/2033	3,245,000	3,599,322
Series E-1, 5.125%, 7/1/2038	1,500,000	1,649,625
Series B-2, 5.375%, 2/1/2026, INS: NATL	695,000	792,627
Massachusetts, State Health & Educational Facilities Authority Revenue, Catholic Health East, 6.25%, 11/15/2032	1,540,000	1,819,726
Massachusetts, State Health & Educational Facilities Authority Revenue, Children's Hospital, Series M, 5.25%, 12/1/2039, GTY: The Children's Medical Center	5,500,000	6,154,720
Massachusetts, State Health & Educational Facilities Authority Revenue, Dana Farber Cancer Institute, Series K, 5.25%, 12/1/2027	4,000,000	4,556,440
Massachusetts, State Health & Educational Facilities Authority Revenue, Health Education, Stonehill College:
5.375%, 7/1/2023	1,170,000	1,386,041
5.375%, 7/1/2025	1,285,000	1,501,638
Massachusetts, State Health & Educational Facilities Authority Revenue, Hillcrest Extended Care Services, Inc., Series A, 0.17%**, 10/1/2026, LOC: Bank of America NA	12,775,000	12,775,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Isabella Stewart Gardner, Series A, 5.0%, 5/1/2029	1,500,000	1,680,840
Massachusetts, State Health & Educational Facilities Authority Revenue, Lesley University, Series A, 5.25%, 7/1/2039, INS: AGC	2,500,000	2,807,300
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology, Series A, 5.0%, 7/1/2038	1,965,000	2,240,218
Massachusetts, State Health & Educational Facilities Authority Revenue, Northeastern University, Series Y-1, 5.625%, 10/1/2029	3,000,000	3,577,770
Massachusetts, State Health & Educational Facilities Authority Revenue, Partners Healthcare Systems, Series J1, 5.0%, 7/1/2034	10,000,000	11,042,300
Massachusetts, State Health & Educational Facilities Authority Revenue, Sterling & Francine Clark Art Institute, Series B, 5.0%, 7/1/2030	1,500,000	1,715,865
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	10,000,000	11,032,500
Massachusetts, State Health & Educational Facilities Authority Revenue, Tufts University:
5.375%, 8/15/2038	3,000,000	3,509,490
Series M, 5.5%, 2/15/2027	1,705,000	2,183,730
Series M, 5.5%, 2/15/2028	3,000,000	3,855,060
Massachusetts, State Port Authority Revenue:
Series A, 5.0%, 7/1/2034	1,500,000	1,722,975
Series B, 5.0%, 7/1/2034	1,350,000	1,550,678
Series A, AMT, 5.0%, 7/1/2037	2,200,000	2,430,516
Series B, 5.0%, 7/1/2040	8,500,000	9,411,030
Massachusetts, State Port Authority Supply Facilities Revenue, Delta Air Lines, Inc. Project:
Series A, AMT, 5.5%, 1/1/2014, INS: AMBAC	1,000,000	1,000,970
Series A, AMT, 5.5%, 1/1/2017, INS: AMBAC	4,000,000	4,003,040
Series A, AMT, 5.5%, 1/1/2018, INS: AMBAC	5,000,000	5,003,400
Massachusetts, State School Building Authority, Dedicated Sales Tax Revenue:
Series A, Prerefunded, 5.0%, 8/15/2021, INS: AGMC	4,500,000	4,997,880
Series A, 5.0%, 8/15/2024, INS: AMBAC	7,800,000	9,018,048
Series A, 5.0%, 8/15/2037, INS: AMBAC	5,000,000	5,637,900
Massachusetts, State School Building Authority, Sales Tax Revenue:
Series B, 5.0%, 8/15/2030	5,890,000	6,944,369
Series B, 5.25%, 10/15/2035	10,000,000	11,771,700
Massachusetts, State Transportation Fund Revenue, Accelerated Bridge Program, Series A, 5.0%, 6/1/2024	5,000,000	6,102,350
Massachusetts, State Water Pollution Abatement Trust:
Series 13, 5.0%, 8/1/2025	5,000,000	5,844,150
Series 13, 5.0%, 8/1/2026	5,000,000	5,775,000
Series 2, 5.7%, 2/1/2015	35,000	35,160
Massachusetts, State Water Pollution Abatement Trust, MWRA Program, Series A, 6.0%, 8/1/2019	4,000,000	5,149,760
Massachusetts, State Water Pollution Abatement Trust, Pool Program:
Series 11, 5.0%, 8/1/2017	115,000	127,139
Series 11, 5.0%, 8/1/2020	100,000	110,210
Series 6, 5.625%, 8/1/2015	120,000	120,539
Massachusetts, State Water Resources Authority:
Series A, 5.0%, 8/1/2036	5,000,000	5,851,750
Series B, 5.0%, 8/1/2036	3,500,000	4,022,830
Series A, 5.0%, 8/1/2039	5,115,000	5,833,095
Series B, 5.0%, 8/1/2039	7,500,000	8,412,975
Series C, 5.25%, 12/1/2015	1,205,000	1,295,797
Series C, ETM, 5.25%, 12/1/2015	1,890,000	2,033,791
Series A, 5.25%, 8/1/2026, INS: NATL	1,950,000	2,251,333
Series B, 5.25%, 8/1/2031, INS: AGMC	5,130,000	6,609,441
Massachusetts, Water & Sewer Revenue, Water Resource Authority:
Series C, 5.25%, 12/1/2015, INS: FGIC, NATL	4,650,000	5,000,377
Series A, ETM, 6.5%, 7/15/2019	3,110,000	3,677,513
North Reading, MA, Municipal Purpose Loan, 5.0%, 5/15/2035	5,000,000	5,739,550
Plymouth, MA, General Obligation, Municipal Purpose Loan:
5.0%, 5/1/2029	1,660,000	1,911,722
5.0%, 5/1/2030	1,595,000	1,839,338
Springfield, MA, Water & Sewer Commission Revenue, Series B, 5.0%, 11/15/2030, INS: AGC	5,000,000	5,715,800
University of Massachusetts, Building Authority Project Revenue, Series 2009-1, 5.0%, 5/1/2034	4,000,000	4,500,320
University of Massachusetts, Building Authority Revenue, Series 2, 5.0%, 11/1/2020, INS: AMBAC	11,380,000	12,633,849
		448,299,288
Guam 1.7%
Guam, Government Limited Obligation Revenue, Section 30:
Series A, 5.625%, 12/1/2029	3,920,000	4,322,270
Series A, 5.75%, 12/1/2034	3,725,000	4,120,595
Guam, Power Authority Revenue, Series A, 5.0%, 10/1/2030, INS: AGMC	415,000	471,270
		8,914,135
Puerto Rico 3.8%
Commonwealth of Puerto Rico, General Obligation, Public Improvement, 5.5%, 7/1/2015, INS: AGMC	2,500,000	2,678,475
Puerto Rico, Commonwealth Highway & Transportation Authority, Highway Revenue, Series Y, 6.25%, 7/1/2014	145,000	151,595
Puerto Rico, Electric Power Authority Revenue:
Series XX, 5.25%, 7/1/2040	5,585,000	5,361,823
Series WW, 5.375%, 7/1/2024	5,000,000	5,127,150
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A, 5.375%, 8/1/2039	1,825,000	1,864,639
Series A, 6.0%, 8/1/2042	2,500,000	2,688,325
Series A, 6.5%, 8/1/2044	2,500,000	2,800,075
		20,672,082
Virgin Islands 0.2%
Virgin Islands, Public Finance Authority Revenue, Series B, 5.0%, 10/1/2025	1,000,000	1,102,960
Total Municipal Bonds and Notes (Cost $439,754,536)		478,988,465

Municipal Inverse Floating Rate Notes (a) 21.7%
Massachusetts
Massachusetts, Bay Transportation Authority, Sales Tax Revenue, Series A, 5.25%, 7/1/2028 (b)	10,000,000	12,688,700
Trust: Massachusetts, Bay Transportation Authority, Sales Tax Revenue, Series 2008-1111, 144A, 9.78%, 7/1/2028, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Development Finance Agency Revenue, Harvard University, Series B-2, 5.25%, 2/1/2034 (b)	5,000,000	5,959,700
Trust: Massachusetts, State Development Finance Agency Revenue, Harvard University, Series 4691, 144A, 10.04%, 1/17/2019, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2027, INS: AGMC (b)	10,000,000	11,463,165
Massachusetts, State General Obligation, Series C, 5.25%, 8/1/2023, INS: AGMC (b)	5,000,000	5,856,765
Trust: Massachusetts, State General Obligation, Series 2755-1, 144A, 15.148%, 8/1/2027, Leverage Factor at purchase date: 3 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2026, INS: AGMC (b)	20,000,000	23,017,800
Trust: Massachusetts, State General Obligation, Series 2648, 144A, 17.93%, 8/1/2015, Leverage Factor at purchase date: 4 to 1
Massachusetts, State Health & Educational Facilities Authority Revenue, Harvard University, Series B, 5.0%, 10/1/2038 (b)	10,000,000	11,398,999
Trust: Massachusetts, State Health & Educational Facilities Authority Revenue, Series 3104, 144A, 13.604%, 10/1/2015, Leverage Factor at purchase date: 3 to 1
Massachusetts, State Water Pollution Abatement Trust, 5.25%, 8/1/2031 (b)	12,615,000	16,371,293
Trust: Massachusetts, State Water Pollution Abatement Trust, Series 2840, 144A, 13.556%, 8/1/2031, Leverage Factor at purchase date: 3 to 1
Massachusetts, State Water Resources Authority, Series A, 5.0%, 8/1/2035 (b)	15,000,000	17,418,600
Trust: Massachusetts, State Water Resources Authority, Series 3690, 144A, 9.32%, 2/1/2018, Leverage Factor at purchase date: 2 to 1
Massachusetts, State Water Resource Authority, Series J, 5.5%, 8/1/2021, INS: AGMC (b)	10,000,000	12,919,200
Trust: Massachusetts, State Water Resources Authority, Series 2499, 144A, 19.69%, 8/1/2021, Leverage Factor at purchase date: 4 to 1
Total Municipal Inverse Floating Rate Notes (Cost $101,576,658)		117,094,222

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $541,331,194)†	110.5	596,082,687
Other Assets and Liabilities, Net	(10.5)	(56,448,988)
Net Assets	100.0	539,633,699

The following table represents bonds that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Cost ($)	Value ($)
Boston, MA, Industrial Development Financing Authority Revenue, Crosstown Center Project, AMT*	8.0%	9/1/2035	960,000	960,000	327,302

* Non-income producing security.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of March 31, 2013.

*** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of March 31, 2013.

† The cost for federal income tax purposes was $478,690,516. At March 31, 2013, net unrealized appreciation for all securities based on tax cost was $54,532,171. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $57,391,196 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,859,025.

(a) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund.

(b) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

GTY: Guaranty Agreement

INS: Insured

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (c)	$—	$596,082,687	$—	$596,082,687
Total	$—	$596,082,687	$—	$596,082,687

There have been no transfers between fair value measurement levels during the year ended March 31, 2013.

(c) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of March 31, 2013
Assets
Investments in securities, at value (cost $541,331,194)	$596,082,687
Cash	528,442
Receivable for investments sold	85,000
Receivable for Fund shares sold	656,556
Interest receivable	6,662,483
Due from Advisor	28,143
Other assets	13,340
Total assets	604,056,651
Liabilities
Payable for Fund shares redeemed	641,102
Payable for floating rate notes issued	62,860,000
Distributions payable	357,762
Accrued management fee	199,526
Accrued Trustees' fees	611
Other accrued expenses and payables	363,951
Total liabilities	64,422,952
Net assets, at value	$539,633,699
Net Assets Consist of
Accumulated distributions in excess of net investment income	(111,740)
Net unrealized appreciation (depreciation) on investments	54,751,493
Accumulated net realized gain (loss)	(14,479,189)
Paid-in capital	499,473,135
Net assets, at value	$539,633,699

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2013 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($93,798,656 ÷ 6,219,328 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$15.08
Maximum offering price per share (100 ÷ 97.25 of $15.08)	$15.51
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($247,810 ÷ 16,439 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$15.07
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($27,213,564 ÷ 1,805,068 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$15.08
Class S Net Asset Value, offering and redemption price per share ($418,373,669 ÷ 27,739,338 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$15.08

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended March 31, 2013
Investment Income
Income: Interest	$24,291,698
Expenses: Management fee	2,306,550
Administration fee	531,321
Services to shareholders	670,251
Distribution and service fees	445,595
Custodian fee	11,140
Professional fees	96,519
Reports to shareholders	44,014
Registration fees	61,054
Trustees' fees and expenses	19,617
Interest expense and fees on floating rate notes issued	507,131
Other	42,556
Total expenses before expense reductions	4,735,748
Expense reductions	(357,964)
Total expenses after expense reductions	4,377,784
Net investment income	19,913,914
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	264,727
Interest rate swap contracts	(5,346,500)
(5,081,773)
Change in net unrealized appreciation (depreciation) on: Investments	9,206,922
Interest rate swap contracts	2,340,081
11,547,003
Net gain (loss)	6,465,230
Net increase (decrease) in net assets resulting from operations	$26,379,144

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the year ended March 31, 2013
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$26,379,144
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(227,606,608)
Net amortization of premium/(accretion of discount)	805,787
Proceeds from sales and maturities of long-term investments	218,270,559
(Increase) decrease in interest receivable	(117,601)
(Increase) decrease in other assets	(6,819)
(Increase) decrease in receivable for investments sold	(50,000)
Increase (decrease) in payable for investments purchased — when-issued securities	(7,630,227)
Increase (decrease) in accrued expenses and payables	48,746
Change in net unrealized (appreciation) depreciation on investments	(9,206,922)
Change in net unrealized (appreciation) depreciation on interest rate swap contracts	(2,340,081)
Net realized (gain) loss from investments	(264,727)
Cash provided (used) by operating activities	(1,718,749)
Cash Flows from Financing Activities:
Proceeds from shares sold	92,131,374
Payments for shares redeemed	(82,858,199)
Distributions paid (net of reinvestment of distributions)	(7,135,978)
Cash provided (used) for financing activities	2,137,197
Increase (decrease) in cash	418,448
Cash at beginning of period	109,994
Cash at end of period	$528,442
Supplemental Disclosure of Non-Cash Financing Activities:
Reinvestment of distributions	$12,390,812
Interest expense and fees on floating rate notes issued	$(507,131)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended March 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$19,913,914	$20,348,210
Net realized gain (loss)	(5,081,773)	(8,566,100)
Change in net unrealized appreciation (depreciation)	11,547,003	46,149,966
Net increase (decrease) in net assets resulting from operations	26,379,144	57,932,076
Distributions to shareholders from: Net investment income: Class A	(3,029,819)	(2,246,407)
Class B	(11,930)	(20,181)
Class C	(654,106)	(539,073)
Class S	(15,922,817)	(17,143,443)
Net realized gains: Class A	—	(29,957)
Class B	—	(406)
Class C	—	(9,653)
Class S	—	(244,896)
Total distributions	(19,618,672)	(20,234,016)
Fund share transactions: Proceeds from shares sold	92,474,157	85,699,938
Reinvestment of distributions	12,390,812	12,123,446
Payments for shares redeemed	(83,383,727)	(58,288,854)
Net increase (decrease) in net assets from Fund share transactions	21,481,242	39,534,530
Increase (decrease) in net assets	28,241,714	77,232,590
Net assets at beginning of period	511,391,985	434,159,395
Net assets at end of period (including accumulated distributions in excess of net investment income of $111,740 and $165,950, respectively)	$539,633,699	$511,391,985

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended March 31,
Class A	2013		2012		2011		2010	2009
Selected Per Share Data
Net asset value, beginning of period	$14.87		$13.69		$14.44		$13.42	$14.06
Income (loss) from investment operations: Net investment income	.54		.60		.62		.62	.60
Net realized and unrealized gain (loss)	.21		1.18		(.74)		1.01	(.61)
Total from investment operations	.75		1.78		(.12)		1.63	(.01)
Less distributions from: Net investment income	(.54)		(.59)		(.61)		(.61)	(.59)
Net realized gains	—		(.01)		(.02)		—	(.04)
Total distributions	(.54)		(.60)		(.63)		(.61)	(.63)
Net asset value, end of period	$15.08		$14.87		$13.69		$14.44	$13.42
Total Return (%)a	5.06	b	13.24	b	(.89	)b	12.31	(0.01	)b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	94		73		45		39	15
Ratio of expenses before expense reductions (including interest expense) (%)c	1.02		1.01		1.02		1.00	1.34
Ratio of expenses after expense reductions (including interest expense) (%)c	.99		.99		1.00		1.00	1.34
Ratio of expenses after expense reductions (excluding interest expense) (%)	.89		.88		.89		.88	.91
Ratio of net investment income (%)	3.58		4.17		4.35		4.37	4.35
Portfolio turnover rate (%)	37		26		29		30	58
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended March 31,
Class B	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$14.87	$13.69	$14.44	$13.42	$14.05
Income (loss) from investment operations: Net investment income	.43	.50	.52	.51	.49
Net realized and unrealized gain (loss)	.19	1.18	(.74)	1.01	(.59)
Total from investment operations	.62	1.68	(.22)	1.52	(.10)
Less distributions from: Net investment income	(.42)	(.49)	(.51)	(.50)	(.49)
Net realized gains	—	(.01)	(.02)	—	(.04)
Total distributions	(.42)	(.50)	(.53)	(.50)	(.53)
Net asset value, end of period	$15.07	$14.87	$13.69	$14.44	$13.42
Total Return (%)a,b	4.19	12.40	(1.62)	11.50	(.78)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.25	1	1	1	3
Ratio of expenses before expense reductions (including interest expense) (%)c	1.76	1.75	1.83	1.78	2.11
Ratio of expenses after expense reductions (including interest expense) (%)c	1.74	1.73	1.74	1.78	2.09
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.64	1.62	1.63	1.66	1.66
Ratio of net investment income (%)	2.84	3.47	3.61	3.59	3.60
Portfolio turnover rate (%)	37	26	29	30	58
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended March 31,
Class C	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$14.87	$13.69	$14.44	$13.42	$14.05
Income (loss) from investment operations: Net investment income	.43	.50	.51	.51	.49
Net realized and unrealized gain (loss)	.20	1.17	(.74)	1.01	(.59)
Total from investment operations	.63	1.67	(.23)	1.52	(.10)
Less distributions from: Net investment income	(.42)	(.48)	(.50)	(.50)	(.49)
Net realized gains	—	(.01)	(.02)	—	(.04)
Total distributions	(.42)	(.49)	(.52)	(.50)	(.53)
Net asset value, end of period	$15.08	$14.87	$13.69	$14.44	$13.42
Total Return (%)a,b	4.28	12.39	(1.63)	11.53	(.77)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	27	19	15	12	5
Ratio of expenses before expense reductions (including interest expense) (%)c	1.77	1.78	1.79	1.78	2.10
Ratio of expenses after expense reductions (including interest expense) (%)c	1.74	1.74	1.76	1.78	2.09
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.64	1.63	1.65	1.66	1.66
Ratio of net investment income (%)	2.83	3.44	3.59	3.59	3.60
Portfolio turnover rate (%)	37	26	29	30	58
a Total return does not reflect the effect of any sales charges.
b Total return would have been lower had certain expenses not been reduced.
c Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

	Years Ended March 31,
Class S	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$14.87	$13.69	$14.44	$13.42	$14.06
Income (loss) from investment operations: Net investment income	.58	.64	.65	.65	.63
Net realized and unrealized gain (loss)	.20	1.18	(.74)	1.01	(.61)
Total from investment operations	.78	1.82	(.09)	1.66	.02
Less distributions from: Net investment income	(.57)	(.63)	(.64)	(.64)	(.62)
Net realized gains	—	(.01)	(.02)	—	(.04)
Total distributions	(.57)	(.64)	(.66)	(.64)	(.66)
Net asset value, end of period	$15.08	$14.87	$13.69	$14.44	$13.42
Total Return (%)a	5.31	13.51	(.67)	12.51	.20
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	418	419	373	445	344
Ratio of expenses before expense reductions (including interest expense) (%)b	.82	.83	.86	.85	1.21
Ratio of expenses after expense reductions (including interest expense) (%)b	.74	.74	.78	.80	1.11
Ratio of expenses after expense reductions (excluding interest expense) (%)	.64	.63	.67	.69	.68
Ratio of net investment income (%)	3.83	4.44	4.57	4.56	4.58
Portfolio turnover rate (%)	37	26	29	30	58
a Total return would have been lower had certain expenses not been reduced.
b Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Massachusetts Tax-Free Fund (the "Fund") is a non-diversified series of DWS State Tax-Free Income Series (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of Massachusetts.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert to another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate municipal bond into a special purpose trust (the "Trust"). In turn the Trust issues a short-term floating rate note and an inverse floater. The income stream from the underlying bond in the Trust is divided between the floating rate note and the inverse floater. The income provided by the inverse floater bears an inverse relationship with the short-term rate paid to the floating rate note holder. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is paid to a third party, usually a tax-exempt money market fund, at rates that generally reset weekly. The inverse floater earns all of the interest from the underlying fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the Trust. The inverse floater represents an investment in the underlying bond on a leveraged basis; the Fund bears all of the price risk of the underlying bond in the Trust and receives all the benefits from any potential appreciation of the underlying bond's value. The floating rate notes issued by the Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the Trust are included in "Interest expense and fees on floating rate notes issued" in the Statement of Operations.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The weighted average outstanding daily balance of the floating rate notes issued during the year ended March 31, 2013 was $62,860,000, with a weighted average interest rate of 0.81%.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

At March 31, 2013, the Fund had a net tax basis capital loss carryforward of post-enactment losses of approximately $14,134,000, which may be applied against any realized net taxable capital gains indefinitely, including short-term losses ($10,809,000) and long-term losses ($3,325,000).

The Fund has reviewed the tax positions for the open tax years as of March 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities, inverse floater transactions and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At March 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed tax-exempt income	$269,044
Capital loss carryforwards	$(14,134,000)
Net unrealized appreciation (depreciation) on investments	$54,532,171

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended March 31,
	2013	2012
Distributions from tax-exempt income	$19,618,672	$19,953,593
Distributions from ordinary income*	$—	$80,677
Distributions from long-term capital gains	$—	$199,746

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at March 31, 2013.

B. Derivative Instruments

Interest Rate Swap Contracts. For the year ended March 31, 2013, the Fund invested in interest rate swap contracts to manage the duration of the Investment Portfolio. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund agrees to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The payment obligations are based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. In connection with these agreements, securities and or cash may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the interest rate swap contract, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. The Fund generally intends, but is not obligated, to terminate its interest rate swaps before the effective date. Payments received or made are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by a Board approved pricing vendor and the change in value is recorded as unrealized appreciation or depreciation. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gain or loss in the Statement of Operations.

There were no open interest rate swap contracts as of March 31, 2013. For the year ended March 31, 2013, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $33,075,000.

The amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended March 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Swap Contracts
Interest Rate Contracts (a)	$(5,346,500)

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from interest rate swap contracts

Change in Net Unrealized Appreciation (Depreciation)	Swap Contracts
Interest Rate Contracts (a)	$2,340,081

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on interest rate swap contracts

C. Purchases and Sales of Securities

During the year ended March 31, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $227,606,608 and $218,270,559, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $250 million of the Fund's average daily net assets	.450%
Next $750 million of such net assets	.420%
Next $1.5 billion of such net assets	.400%
Next $2.5 billion of such net assets	.380%
Next $2.5 billion of such net assets	.350%
Next $2.5 billion of such net assets	.330%
Next $2.5 billion of such net assets	.310%
Over $12.5 billion of such net assets	.300%

Accordingly, for the year ended March 31, 2013, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.43% of the Fund's average daily net assets.

For the period from April 1, 2012 through September 30, 2012, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.88%
Class B	1.63%
Class C	1.63%
Class S	.73%

Effective October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	.90%
Class B	1.65%
Class C	1.65%
Class S	.75%

In addition, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.63% for the period from April 1, 2012 through July 31, 2012 and 0.65% effective August 1, 2012 for Class S. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended March 31, 2013, the Administration Fee was $531,321, of which $45,990 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended March 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2013
Class A	$6,175	$6,175	$—
Class B	215	82	51
Class C	2,596	2,596	—
Class S	85,372	85,372	—
	$94,358	$94,225	$51

In addition, for the year ended March 31, 2013, the Advisor reimbursed the Fund $238,682 of non-affiliated sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended March 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at March 31, 2013
Class B	$3,218	$248
Class C	176,815	17,154
	$180,033	$17,402

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended March 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at March 31, 2013	Annual Effective Rate
Class A	$205,797	$20,248	$36,637	.22%
Class B	889	—	253	.21%
Class C	58,876	4,809	14,404	.23%
	$265,562	$25,057	$51,294

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended March 31, 2013 aggregated $26,831.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended March 31, 2013, the CDSC for Class B and C shares aggregated $2,645 and $1,318, respectively. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended March 31, 2013, DIDI received $1,625 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended March 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $21,146, of which $6,972 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson and Vice Chairperson.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2013.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended March 31, 2013		Year Ended March 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,295,613	$34,980,216	2,143,278	$31,237,805
Class C	675,108	10,262,693	428,878	6,241,347
Class S	3,106,335	47,231,248	3,311,512	48,220,786
		$92,474,157		$85,699,938
Shares issued to shareholders in reinvestment of distributions
Class A	177,233	$2,695,735	135,201	$1,958,708
Class B	421	6,394	756	10,893
Class C	33,764	513,380	28,955	418,117
Class S	603,487	9,175,303	674,089	9,735,728
		$12,390,812		$12,123,446
Shares redeemed
Class A	(1,184,960)	$(17,999,479)	(670,020)	$(9,621,372)
Class B	(19,856)	(298,463)	(12,227)	(176,138)
Class C	(169,848)	(2,582,890)	(252,933)	(3,642,292)
Class S	(4,122,683)	(62,502,895)	(3,112,070)	(44,849,052)
		$(83,383,727)		$(58,288,854)
Net increase (decrease)
Class A	1,287,886	$19,676,472	1,608,459	$23,575,141
Class B	(19,435)	(292,069)	(11,471)	(165,245)
Class C	539,024	8,193,183	204,900	3,017,172
Class S	(412,861)	(6,096,344)	873,531	13,107,462
		$21,481,242		$39,534,530

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS State Tax-Free Income Series and the Shareholders of DWS Massachusetts Tax-Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS Massachusetts Tax-Free Fund (the "Fund") at March 31, 2013, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts May 24, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2012 to March 31, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/13	$999.80	$996.00	$996.70	$1,001.00
Expenses Paid per $1,000*	$4.99	$8.71	$8.71	$3.74
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 10/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 3/31/13	$1,019.95	$1,016.21	$1,016.21	$1,021.19
Expenses Paid per $1,000*	$5.04	$8.80	$8.80	$3.78

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Massachusetts Tax-Free Fund†	1.00%	1.75%	1.75%	.75%

† Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.10% for each class.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended March 31, 2013, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,9 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013,9 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	102	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	102	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	102
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	102	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	102	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	105	—

Interested Board Member and Officer4
Name, Year of Birth, Position with the Fund and Length of Time Served1,6	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Michael J. Woods5 (1967) Board Member since 2013,9 and Executive Vice President since 20139
Managing Director,3 Deutsche Asset & Wealth Management (2009-present); Head of the Americas Asset Management Business for Deutsche Bank, Member of the Asset and Wealth Management ("AWM") Extended Executive Committee, AWM Global Client Group Executive Committee and the AWM Active Asset Management Executive Committee; CEO and US Regional Head of DWS Investments; formerly: Sr. VP, Head of the Financial Intermediaries and Investments Group of Evergreen Investments (2007-2009), CEO and Vice Chairman of Board of Directors of XTF Global Asset Management (2006-2007), Managing Director — US Head of Sub-Advisory and Investment Only Business at Citigroup Asset Management (2000-2006). Mr. Woods is currently a board member of The Children's Village, The Big Brothers Big Sisters Organization, and The Mutual Fund Education Alliance.
		38	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served6	Business Experience and Directorships During the Past Five Years
W. Douglas Beck, CFA7 (1967) President, 2011-present
Managing Director,3 Deutsche Asset & Wealth Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly: Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette8 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert7 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson8 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow7 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan8 (1974) Assistant Secretary, since 20139	Vice President, Deutsche Asset & Wealth Management
Paul Antosca8 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark8 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally8 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso7 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby7 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The mailing address of Mr. Woods is 60 Wall Street, New York, New York 10005. Mr. Woods is an interested Board Member by virtue of his positions with Deutsche Asset & Wealth Management. As an interested person, Mr. Woods receives no compensation from the fund. Mr. Woods is a board member of the following trusts and corporations: Cash Account Trust, DWS Market Trust, DWS Money Funds, DWS State Tax-Free Income Series, DWS Target Fund, DWS Value Series, Inc., DWS Variable Series II, Investors Cash Trust, Tax-Exempt California Money Market Fund, DWS Global High Income Fund, Inc., DWS High Income Opportunities Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust and DWS Strategic Municipal Income Trust.

6 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

7 Address: 60 Wall Street, New York, NY 10005.

8 Address: One Beacon Street, Boston, MA 02108.

9 Effective as of January 9, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SQMAX	SQMBX	SQMCX	SCMAX
CUSIP Number	23337J 104	23337J 203	23337J 302	23337J 500
Fund Number	412	612	712	2012

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DMATF-2
(R-027145-2 5/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MASSACHUSETTS TAX- FREE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended March 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$78,342	$0	$0	$0
2012	$74,604	$0	$0	$0

“All Other Fees Billed to Fund” were billed for services associated with foreign tax filing.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended March 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$56,300	$0
2012	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended March 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$56,300	$0	$56,300
2012	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Massachusetts Tax-Free Fund, a series of DWS State Tax-Free Income Series

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	May 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	May 29, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 29, 2013